UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 18, 2006


                             ACTIVANT SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)

          Delaware                     333-49389               94-2160013
(State or other jurisdiction    (Commission file number)    (I.R.S. employer
     of incorporation)                                     identification no.)

             804 Las Cimas Parkway
                 Austin, Texas                                   78746
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (512) 328-2300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On April 18, 2006, the requisite stockholders of Activant Solutions Holdings Inc. ("ASHI"), the parent of Activant Solutions Inc. (the "Company"), approved a cash incentive plan that provides for the payment of cash incentive bonuses to certain employees of ASHI and/or the Company in an aggregate amount of $16,960,000, which payment is contingent upon the consummation of the previously announced merger of ASHI with and into Lone Star Merger Corp., an affiliate of Hellman & Friedman LLC and Thoma Cressey Equity Partners, Inc., upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 12, 2006, among ASHI, Lone Star Merger Corp. and Lone Star Holding Corp. The cash incentive bonus payments will be made in lieu of granting the shares of restricted stock previously disclosed in the Company's Current Report on Form 8-K filed on January 30, 2006. A portion of the cash incentive bonus payments will be made to the Company's named executive officers as follows: $3,200,000 to Pervez Qureshi; $2,200,000 to Greg Petersen; $1,600,000 to A. Laurence Jones; $1,400,000 to Bill Wilson; and $400,000 to Mary Beth Loesch. The cash incentive plan was adopted by ASHI's Board of Directors (the "Board") on March 12, 2006, and the cash incentive bonus payments were authorized by the Board on March 29, 2006 and April 13, 2006.

ITEM 7.01.    REGULATION FD DISCLOSURE.

           On April 18, 2006, ASHI and the Company issued a joint press release announcing the determination of the consideration to be paid in the previously announced cash tender offers and consent solicitations for any and all of ASHI's outstanding Senior Floating Rate PIK Notes due 2011 and the Company's outstanding 10 1/2% Senior Notes due 2011. A copy of the joint press release is attached hereto as Exhibit 99.1.

           The information contained in this Item 7.01 is furnished in accordance with Regulation FD and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information contained in this Item
 7.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

            99.1        Joint Press Release dated April 18, 2006.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACTIVANT SOLUTIONS INC.


Date:  April 19, 2006                      By:    /s/ Richard W. Rew II
                                                  ------------------------------
                                           Name:  Richard W. Rew II
                                           Title: Vice President, Secretary and
                                                  General Counsel












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